                                                                    Exhibit 4.2

C
COMMON STOCK
COMMON STOCK
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP
This Certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF AURORA BIOSCIENCES CORPORATION
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
Dated:
SECRETARY                                               CHAIRMAN AND CEO
COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                     UNIF GIFT MIN ACT --..................... Custodian....................
TEN ENT -- as tenants by the entireties                                      (Cust)                           (Minor)
TEN ENT -- as tenants by the entireties                                  under Uniform Gifts to Minors
TEN ENT -- as tenants by the entireties                                  Act ..............................................
JT TEN  -- as joint tenants with right of                                                (State)
           survivorship and not as tenants          UNIF TRF MIN ACT  -- ................. Custodian (until age...........)
           in common                                                       (Cust)
                                                                         .......................... under Uniform Transfers
                                                                                (Minor)
                                                                         to Minors Act.....................................
                                                                                            (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_______________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

-------------------------------------------------------------------------------
_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________


                                        X _____________________________________

                                        X _____________________________________

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed

By _______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.